Investments (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Investments

	December 31,
	2011	2012
	RMB	RMB
Equity investments (Note i)	3,142	2,950
Cost investments (Note ii, iii)	2,102	—

Total	5,244	2,950

(i)	On July 14, 2012, the Group disposed of its equity interest in Shenzhen Yingpeng to a related company, of which the Company’s Chairman is also the chairman of the related company, at fair value for cash consideration of RMB2,000. The net book value of this investment upon disposal was RMB1,349.

(ii)	On February 2, 2012, the Group disposed of a cost investment to the Chairman of the Company at its assessed fair value for cash consideration of RMB1,000.

(iii)	As of December 31, 2011, one of the Group’s investments represents an equity interest of 25% in a private company. As part of the share purchase agreement, the Group is entitled to receive an amount equal to 100% of its original investment in the event of liquidation in preference to other common shareholders. As a result, the investment was not an investment in common stock or in-substance common stock and precluded from applying the equity method of accounting. It was accounted for the investment under the cost method. The shareholders of the investment company resolved to liquidate the company on September 10, 2012, and the liquidation procedures had been substantially completed as of December 31, 2012. The Group is entitled to receive an amount equal to 100% of its original investment of RMB3,000. The net book value of this investment upon disposal was RMB649. No significant financial impact is expected.